EXHIBIT 99

              PRELIMINARY RESULTS FOR THE YEAR ENDED JUNE 30, 2000

EuroTelecom Communications, Inc. (Trading Symbol-EUTC; Class A Common Stock quoted on the Alternative Investment Market of the London Stock Exchange as
ETMA), whose `application linking' technology is used to create the communications backbone for intelligent buildings, today announced preliminary results for the year ending June 30, 2000.

KEY FINANCIAL POINTS (PRELIMINARY FIGURES):

                                     Year Ended                 Six months ended
                                    --------------------------------------------
                                    30 JUNE 2000                  30 JUNE 1999
                                         $'000                         $'000
         Revenues                        9,738                         1,323
         Gross Profit                    2,180                           520
         Loss from operations           (7,179)                       (1,283)

HIGHLIGHTS:

o        Successfully delivered the U.K. conference facilities project, `Q.ton
         Forum'
o `The Printworks' entertainment center in Manchester in the U.K. is proceeding on schedule and use of the Company's service is exceeding expectations.
o A projects group office has been established in Stratford, U.K., to coordinate design, implementation and performance of major projects.
o        Expansion of management control center in South Yorkshire.
o The Company is continuing its policy of recruiting quality personnel from market leading organisations.

PHIL DERRY, EUROTELECOM'S CHIEF EXECUTIVE COMMENTED:

"WE HAVE MADE A SOLID START TO THE CURRENT FINANCIAL YEAR AND WILL CONTINUE TO IMPLEMENT A NUMBER OF MEASURES WHICH POSITION EUROTELECOM AS A GROWTH BUSINESS. INTEREST IN THE COMPANY CONTINUES TO BE HIGH AND WE CURRENTLY SHOW A HEALTHY NEW ORDER BOOK MOVING FORWARD."

This press release contains forward-looking statements. Such statements are based on the current expectations and beliefs of the management of EuroTelecom Communications, Inc. and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.




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                              CHAIRMAN'S STATEMENT
INTRODUCTION

EuroTelecom Communications, Inc. is pleased to announce the first annual results since the Company was admitted to AIM on April 5, 2000. In addition, we have successfully delivered the conference facilities project, `Q.ton Forum', and the entertainment center `The Printworks', our Manchester based installation, is proceeding on schedule and the take up of our services there is exceeding expectations.

The Company has filed with the Securities and Exchange Commission ("SEC") an amendment to its registration statement on Form 10-SB in respect of its U.S. Common Stock. The Company's Common Stock will not be eligible for quotation on the OTC Bulletin Board until such time as the SEC accepts the Company's 10-SB registration statement as complying with relevant regulations. Such approval has not yet been obtained. The Company's shares of Common Stock currently trade on the Pink Sheets, a paper quotation system of the National Quotation Bureau, LLC which reports trades in the U.S. "over-the-counter" securities market.

DEVELOPMENT

Our growth is underpinned by the recruitment of key high quality staff from market leading organizations. We also have made a number of key strategic acquisitions to support our core business of Intelligent Buildings and Application Linking solutions. Our investment in resource and assets has been accelerated to insure we are placed to capture the maximum opportunity from our current inquiries/order book. The level of these inquires remains at a high level. We have focused on developing the infrastructure necessary to support the success of our approach to strategic alliances with key partners.

In the U.K., a Projects Group Office has recently been established in Stratford to co-ordinate the design, implementation and performance of major projects. Similarly, a research and development facility now operates from offices in Stourbridge and provides a fully operational demonstration facility for our Intelligent Building services. A new management control centre for remote monitoring and crisis response services is currently being commissioned at our corporate office in Manvers, South Yorkshire, U.K. Our subsidiary, EuroTelecom Connect and easy/IP have now taken joint occupation of premises at Newark, Nottinghamshire, U.K.

FUTURE OUTLOOK

Our facilities management group has secured the contract to deliver services to Jarvis plc, a U.K. public company, at the Army Foundation College, Harrogate, and we expect to extend this to embrace the Communications and Technology for the new college. Alongside this we have established a joint venture, called Defining Moments, to bring further core services to the Education Sector Market.

We are achieving delivery of our projected contracts whilst controlling accelerated growth necessary to position the Company to look forward with confidence in 2001 and beyond. EuroTelecom's key strengths allow us to help deliver increased profitability to our customers using our technology. The strategy is now clearly defined and the business is backed by excellent technical and commercial skills. I have every confidence that our management team will deliver a marked improvement in sales and profitability in the current financial year.

CHRIS AKERS
12 OCTOBER 2000
CHAIRMAN
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EUROTELECOM COMMUNICATIONS, INC.
CONSOLIDATED BALANCE SHEET
------------------------------------------------------------------------------------------

                                                                                 JUNE 30,
                                                                                     2000
                                                                           (IN THOUSANDS)
ASSETS

CURRENT ASSETS
   Cash and cash equivalents                                                      $12,114
   Accounts receivable, net of provision for doubtful accounts of $8,000            2,869
   Inventories                                                                        898
   Unearned compensation                                                              170
   Prepaid expenses and other current assets                                        1,792
   Costs and estimated earnings in excess of billings on uncompleted contracts      2,323
                                                                                  --------

TOTAL CURRENT ASSETS                                                               20,166
                                                                                  --------

NON-CURRENT ASSETS
   Property, plant and equipment, net of accumulated depreciation of $263,000       2,374
   Goodwill, net of accumulated amortization of $138,000                            1,051
   Investment in affiliated company                                                 2,560
                                                                                  --------

TOTAL NON-CURRENT ASSETS                                                            5,985
                                                                                  --------

TOTAL ASSETS                                                                      $26,151
                                                                                  ========


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EUROTELECOM COMMUNICATIONS, INC.
CONSOLIDATED BALANCE SHEET (CONTINUED)
------------------------------------------------------------------------------------------
                                                                                 JUNE 30,
                                                                                     2000
                                                                           (IN THOUSANDS)
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Bank line of credit                                                           $    168
   Accounts payable                                                                 2,827
   Accrued liabilities                                                              1,150
   Other current liabilities                                                          153
   Other taxes payable                                                                627
   Current maturities of long-term obligations                                         55
                                                                                 ---------

TOTAL CURRENT LIABILITIES                                                           4,980
                                                                                 ---------

NON-CURRENT LIABILITIES
   Notes payable                                                                      149
   Less: current maturities of long-term obligations                                  (55)
                                                                                 ---------

TOTAL NON-CURRENT LIABILITIES                                                          94
                                                                                 ---------

TOTAL LIABILITIES                                                                   5,074
                                                                                 ---------

STOCKHOLDERS' EQUITY
   Preferred stock, par value $0.01, 10,000,000 authorized, none issued - 'A'
   common stock shares $0.01 par value, authorized
    50,000,000; 12,055,118 issued and outstanding                                     120
   Common stock, $0.01 par value, 50,000,000 authorized shares;
    17,946,222 issued and outstanding                                                 180
   Additional paid in capital                                                      51,801
   Accumulated deficit                                                            (31,148)
   Accumulated other comprehensive income                                             124
                                                                                 ---------

TOTAL STOCKHOLDERS' EQUITY                                                         21,077
                                                                                 ---------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                                                             $ 26,151
                                                                                 =========

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EUROTELECOM COMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------------------

                                               YEAR ENDED         SIX MONTHS    YEAR ENDED
                                                JUNE 30,           JUNE 30,     DECEMBER 31,
                                                 2000               1999           1998
                                                (IN ($) THOUSANDS, EXCEPT LOSS PER SHARE)

REVENUES                                           9,738            1,323               64

Cost of revenues                                   7,558              803                -
                                            -------------    -------------    -------------

GROSS PROFIT                                       2,180              520               64

Selling, general and administrative
 expenses                                         (9,015)          (1,639)          (1,174)
Depreciation and amortization                       (319)             (40)             (23)
Loss from closed subsidiary                            -             (124)            (292)
                                            -------------    -------------    -------------

LOSS FROM OPERATIONS                              (7,154)          (1,283)          (1,425)

Share of loss from affiliated company                (76)               -                -
Interest income (expense), net                       161              (35)             (54)
Loan stock beneficial conversion expense               -             (919)               -
                                            -------------    -------------    -------------

LOSS BEFORE INCOME TAX                            (7,069)          (2,237)          (1,479)

Income taxes                                           -                -                -
                                            -------------    -------------    -------------

NET LOSS                                    $     (7,069)    $     (2,237)    $     (1,479)
                                            =============    =============    =============

Loss per share
   Basic and diluted                        $      (0.37)    $      (0.29)    $      (0.26)
                                            =============    =============    =============


Weighted average number of common shares      19,097,390        7,748,049        5,777,816
                                            =============    =============    =============

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EUROTELECOM COMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
-------------------------------------------------------------------------------------

                                                     YEAR ENDED  SIX MONTHS ENDED   YEAR ENDED
                                                      JUNE 30,       JUNE 30,       DECEMBER 31,
                                                       2000           1999             1998
                                                                 (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                          $(7,069)        $(2,237)        $(1,479)

ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
 USED IN OPERATING ACTIVITIES
   Depreciation  and amortization                        319              40              23
   Stock issued for services                             773             463             544
   Amortization of unearned compensation                  80               -               -
   Share of loss of affiliate                             76               -               -
   Loan stock beneficial conversion                        -             919               -
   Provision against investment                           44               -               -

CHANGES IN ASSETS AND LIABILITIES, NET OF EFFECTS
 FROM PURCHASE OF EASY IP
   Accounts payable                                    2,074            (138)           (338)
   Accrued liabilities                                   943             160            (207)
   Other current liabilities                             372             274            (292)
   Accounts receivable                                (1,911)           (443)            442
   Uncompleted contracts                              (2,323)              -               -
   Inventories                                          (508)           (213)             77
   Prepaid expenses and other current assets          (1,596)           (100)            276
                                                     --------        --------        --------

NET CASH USED IN OPERATING ACTIVITIES                 (8,726)         (1,275)           (954)
                                                     --------        --------        --------

CASH FLOWS FROM INVESTING ACTIVITIES
   Acquisition of Easy IP                                  -             (97)              -
   Acquisition of TimTec                              (1,041)              -               -
   Acquisition of Q.Ton                               (1,177)              -               -
   Other acquisitions                                   (330)              -               -
   Net cash paid on fixed assets                      (1,773)            (43)             (3)
   Cash acquired with subsidiary                           -             129               -
                                                     --------        --------        --------

NET CASH USED IN INVESTING ACTIVITIES                 (4,321)            (11)             (3)
                                                     ========        ========        ========

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EUROTELECOM COMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
----------------------------------------------------------------------------------------------

                                                           YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                                                            JUNE 30,       JUNE 30,     DECEMBER 31,
                                                             2000           1999           1998
                                                                      (IN THOUSANDS)
CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds received from issuance of common stock, net      25,304          898              -
   Proceeds from issuance of debt                                 -          440            870
   Short-term bank line of credit                              (207)         309             66
   Repayment of debt                                              -         (372)           (48)
   Payments under financing arrangement                         (55)           -              -
                                                           ---------    ---------      ---------

NET CASH PROVIDED BY FINANCING ACTIVITIES                    25,042        1,275            888
                                                           ---------    ---------      ---------

Effects of exchange rate changes on cash                        119           11              -
                                                           ---------    ---------      ---------

NET (DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS         12,114            -            (69)

Cash and cash equivalents at beginning of period                  -            -             69
                                                           ---------    ---------      ---------

Cash and cash equivalents at end of period                 $ 12,114     $      -       $      -
                                                           =========    =========      =========


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the year for:
      Interest                                             $     57     $     35       $     54
      Acquisition of assets by financing arrangements      $    135     $      -       $     53


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